UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2010

Lightwave Logic, Inc.

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(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or Organization)	0-52567 (Commission File Number)	82-049-7368 (I.R.S. Employer Identification No.)

121 Continental Drive, Suite 110, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

The registrant’s CEO James Marcelli, Chairman Phillips W. Smith and Optical Computing Guru Terry Turpin are presenting at the Roth Capital Partners 22nd Annual OC Growth Stock Conference. The presentation is scheduled for 5:00 pm Pacific Time on Tuesday, March 16th. Messrs. Marcelli, Smith and Turpin will also be available for one-on-one meetings throughout the three day conference. The registrant’s presentation will also be webcast live and available for 90 days at http://www.wsw.com/webcast/roth23/lwlg/ as well as at the registrant’s company website at www.lightwavelogic.com.  The conference is being held March 15-17, 2010 at The Ritz Carlton Hotel in Dana Point, California.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli

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   James S. Marcelli

Dated March 16, 2010